 QuickLinks -- Click here to rapidly navigate through this document

Protective Investment Company

Prospectus

Protective CORESM U.S. Equity Fund
Protective Capital Growth Fund
Protective Small Cap Value Fund
Protective International Equity Fund
Protective Growth and Income Fund
Protective Global Income Fund

The Securities and Exchange Commission has not approved or disapproved shares of the Funds or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

An investment in the Funds is not a bank deposit and is not insured, guaranteed, or endorsed by the Federal Deposit Insurance Corporation, or any other government agency. An investment in a Fund involves investment risks, including possible loss of principal.

May 1, 2000

Protective Investment Company

The Protective Investment Company (the "Company") is an open-end management investment company consisting of six separate investment portfolios or "Funds." This prospectus describes each Fund — please read it and retain it for future reference.

Each Fund has its own investment objective, investment policies, restrictions, and attendant risks. Those investment restrictions and policies of a Fund that are designated as fundamental cannot be changed without approval of a majority of the outstanding shares of that Fund as defined in the Statement of Additional Information ("SAI").

Shares of each Fund are offered exclusively to certain registered separate accounts of Protective Life Insurance Company ("Protective Life") and Protective Life and Annuity Insurance Company ("PLAI") (formerly, American Foundation Life Insurance Company) as funding vehicles for certain variable annuity and variable life insurance contracts issued by Protective Life and PLAI and are not offered directly to the public.

The Company reserves the right to refuse any purchase order when the Investment Manager believes it would be in the best interests of the Company or any Fund to do so.

TABLE OF CONTENTS

THE PROTECTIVE INVESTMENT COMPANY FUNDS
Protective CORESM U.S. Equity Fund	1
Protective Capital Growth Fund	3
Protective Small Cap Value Fund	5
Protective Growth and Income Fund	8
Protective International Equity Fund	10
Protective Global Income Fund	12
HOW THE FUNDS ACHIEVE THEIR OBJECTIVES	15
PRINCIPAL RISKS OF THE FUNDS	16
HIGHER RISK SECURITIES AND TECHNIQUES	18
PRINCIPAL INVESTMENT SECURITIES AND TECHNIQUES	26
MANAGEMENT OF THE FUNDS	28
YEAR 2000 DISCLOSURE	34
DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS	34
DETERMINATION OF NET ASSET VALUE	34
TAXATION	35
FINANCIAL HIGHLIGHTS	36
ADDITIONAL INFORMATION ABOUT THE FUNDS

i

FUND INVESTMENT OBJECTIVES AND STRATEGIES AND RISK/RETURN SUMMARIES

PROTECTIVE CORE U.S. EQUITY FUND

Investment Objective: Long-term growth of capital and dividend income

Investment Adviser: Goldman Sachs Asset Management ("GSAM")

Benchmark: S&P 500 Index

Investment Focus: Large-Cap U.S. equity securities

Investment Style: Quantitive, applied to large-cap growth and value (blend) stocks.

[GRAPHIC OF RISK/RETURN METER]

Principal Investment Strategies:  Equity Securities.  The Fund seeks its investment objective by investing in a broadly diversified portfolio of large-cap and blue chip equity securities representing all major sectors of the U.S. economy. Under normal circumstances, the Fund invests at least 90% of its total assets in equity securities of U.S. issuers, including foreign issuers that are traded in the United States.

The Fund's investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund's expected return, while maintaining risk, style, capitalization and industry characteristics similar to the S&P 500 Index. The Fund seeks a broad representation in most major sectors of the U.S. economy and a portfolio comprised of companies with average long-term earnings growth expectations and dividend yields.

Other.  The Fund's investments in fixed-income securities are limited to those securities that are considered cash equivalents.

Principal Risks:  The Fund is subject to market risk, the risk that the value of securities in which the Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Loss of money is a significant risk of investing in this Fund.

CORE stands for Computer-Optimized Research Enhanced

The Quantitative CORE Investment Style

The CORE U.S. Equity Fund uses the multifactor model ("Multifactor Model"), a rigorous computerized rating system developed by the Investment Adviser, to forecast the returns of securities held in the investment portfolio of the Fund.

The multifactor model incorporates common variables covering measures of:

•
Value (price-to-book, price-to-earnings, cash flow to enterprise value)
•
Momentum (earnings momentum, price momentum, sustainable growth)
•
Risk (market risk, company-specific risk, earnings risk)
•
Research (fundamental research ratings of the Investment Adviser and other analysts)

All of the factors are carefully evaluated within the Multifactor Model since each has demonstrated a significant impact on the performance of the securities and markets they were designed to forecast. Stock selection in this process combines both quantitative and qualitative analysis. The Multifactor Model is described in greater detail in the SAI.

To the extent that the Fund invests in higher-risk securities, it takes on additional risks that could adversely affect its performance. For example, to the extent that the Fund invests in securities of foreign issuers, it will be subject to the risks related to such securities. The risks associated with these and certain other higher-risk securities and practices that the Fund may utilize are described in more detail later in this Prospectus and the SAI.

Performance Information

How well has the CORE U.S. Equity Fund performed since its inception?

The following bar chart provides an illustration of the performance of the CORE U.S. Equity Fund since its inception. The bar chart is intended to show you the amount of variability the CORE U.S. Equity Fund has experienced in its performance from year to year and is an indication of the degree of risk that is involved with investing in the CORE U.S. Equity Fund.

Please remember that past performance is no indication or guarantee of the results the CORE U.S. Equity Fund may achieve in the future. Future returns may be higher or lower than the returns that the CORE U.S. Equity Fund has achieved in the past. Performance reflects expense limitations that are currently in effect. The performance information presented in the chart does not reflect the fees and charges associated with the variable annuity and variable life insurance contracts issued by Protective Life and PLAI (the "Contracts"). If these expense limitations were not in effect or if the fees and charges of the Contracts were included, the Fund's performance would have been reduced.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

PROTECTIVE CORE U.S. EQUITY FUND Year by Year Total Return as of 12/31 Each Year
1995	36.73%
1996	21.94%
1997	30.95%
1998	22.33%
1999	23.02%
		Return
Best Quarter	4th Qtr 1998	22.44%
Worst Quarter	3rd Qtr 1998	-15.50%

The following table compares the average annual total returns of the CORE U.S. Equity Fund with the performance of the S&P 500 Index.**

Average Annual Total Return	One Year	Five Years	Since Inception
CORE U.S. Equity Fund	23.02%	26.86%	22.86	%*
S&P 500 Index**	21.04%	28.54%	25.27	%*

* From the commencement of investment operations on 3/14/94.

** The S&P 500 Index is the Standard & Poor's Composite Index of 500 stocks, an unmanaged index of common stock prices. The S&P 500 Index figures do not reflect any fees or expenses.

PROTECTIVE CAPITAL GROWTH FUND

Investment Objective: Long-term growth of capital

Investment Adviser: GSAM

Benchmark: S&P 500 Index

Investment Focus: Large-Cap U.S. equity securities that offer long-term capital appreciation potential

Investment Style: Growth

[GRAPHIC OF RISK/RETURN METER]

Principal Investment Strategies:  Equity Securities.  The Fund invests, under normal circumstances, at least 90% of its total assets in equity securities. The Fund seeks to achieve its investment objective by investing in a diversified portfolio of equity securities that the Investment Adviser considers to have long-term capital appreciation potential. Although the Fund invests primarily in publicly-traded U.S. equity securities, it may invest up to 10% of its total assets in securities of foreign issuers, including securities of issuers in countries with emerging markets or economies ("emerging countries") and securities quoted in foreign countries.

Principal Risks:  The Fund is subject to market risk, the risk that the value of securities in which the Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Loss of money is a significant risk of investing in this Fund.

To the extent that the Fund invests in higher-risk securities, it takes on additional risks that could adversely affect its performance. For example, to the extent that the Fund invests in securities of foreign issuers, it will be subject to the risks related to such securities. The risks associated with these and certain other higher-risk securities and practices that the Fund may utilize are described in more detail later in this Prospectus and the SAI.

Growth companies have earnings expectations that exceed those of the stock market as a whole.

The Growth Investment Style

In selecting stocks for the Capital Growth Fund, the Investment Adviser applies the following principles:

1.
Invest as if buying the company/business, not simply trading its stock:
•
Understand the business, management, products and competition.
•
Perform intensive, hands-on fundamental research.
•
Seek businesses with strategic competitive advantages.
•
Over the long-term, expect each company's stock price ultimately to track the growth in the value of the business.

2.
Buy high-quality growth businesses that possess strong business franchises, favorable long-term prospects and excellent management.

3.
Purchase superior long-term growth at a favorable price — seek to purchase at a fair valuation, giving the investor the potential to fully capture returns from above-average growth rates.

Performance Information

How well has the Capital Growth Fund performed since its inception?

The following bar chart provides an illustration of the performance of the Capital Growth Fund since its inception. The bar chart is intended to show you the amount of variability the Capital Growth Fund has experienced in its performance from year to year and is an indication of the degree of risk that is involved with investing in the Capital Growth Fund.

Please remember that past performance is no indication or guarantee of the results the Capital Growth Fund may achieve in the future. Future returns may be higher or lower than the returns that the Capital Growth Fund has achieved in the past. Performance reflects expense limitations that are currently in effect. The performance information in the chart does not reflect the fees and charges associated with the Contracts. If these expense limitations were not in effect or if the fees and charges of the Contracts were included, the Fund's performance would have been reduced.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

PROTECTIVE CAPITAL GROWTH FUND Year by Year Total Return as of 12/31 Each Year
1996	22.05%
1997	34.57%
1998	34.76%
1999	27.76%
		Return
Best Quarter	4th Qtr 1998	24.55%
Worst Quarter	3rd Qtr 1998	-11.05%

The following table compares the average annual total returns of the Capital Growth Fund with the performance of the S&P 500 Index.**

Average Annual Total Return	One Year	Since Inception
Capital Growth Fund	27.76%	27.51%*
S&P 500 Index**	21.04%	27.01%*

* From the commencement of investment operations on 6/13/95.

** The S&P 500 Index is the Standard & Poor's Composite Index of 500 stocks, an unmanaged index of common stock prices. The S&P 500 Index figures do not reflect any fees or expenses.

PROTECTIVE SMALL CAP VALUE FUND

Investment Objective: Long-term growth of capital

Investment Adviser: GSAM

Benchmark: Russell 2000 Value Index

Investment Focus: Small-capitalization U.S. stocks that are believed to be undervalued or undiscovered by the marketplace

Investment Style: Value

[GRAPHIC OF RISK/RETURN METER]

Principal Investment Strategies:  The Fund invests, under normal circumstances, at least 65% of its total assets in equity securities of companies with public stock market capitalizations of $1 billion or less at the time of investment. Under normal circumstances, the Fund's investment horizon for ownership of stocks will be two to three years. Dividend income, if any, is an incidental consideration. If the market capitalization of a company held by the Fund increases above $1 billion, the Fund may, consistent with its investment objective, continue to hold the security.

The Fund invests in companies which the Investment Adviser believes are well-managed niche businesses that have the potential to achieve high or improving returns on capital and/or above average sustainable growth. The Fund may invest in securities of small market capitalization companies which may have experienced financial difficulties. The Fund may also invest in companies that are in the early stages of their life and that the Investment Adviser believes have significant growth potential. The Investment Adviser believes that the companies in which the Fund may invest offer greater opportunity for growth of capital than larger, more mature, better known companies. Although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its total assets in securities of foreign issuers and non-dollar securities, including securities of issuers in emerging countries.

Other.  The Fund may invest in the aggregate up to 35% of its total assets in companies with public stock market capitalizations in excess of $1 billion at the time of investment and in fixed-income securities.

Principal Risks:  The Fund is subject to market risk, securities in which the Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Loss of

Business quality, conservative valuation, and thoughtful portfolio construction are the key elements of our value approach.

The Investment Adviser manages the Small Cap Value Fund using a "value" investment style. The Investment Adviser through intensive, hands-on research seeks to identify:

1.
Attractive valuation opportunities where:

•
The intrinsic value of the business is not reflected in the stock price
•
The stock price is overdiscounted due to a temporary event

2.
Well-positioned businesses that have:
•
Attractive returns on capital
•
Sustainable earnings and cash flow
•
Strong company management focused on long-term returns to shareholders money is a significant risk of investing in this Fund. In addition to the risks that are described above with regard to equity securities in general, the Fund also is subject to the following risks:

•
Small company stocks — Small capitalization stocks involve greater risk than those associated with larger, more established companies. Small company stocks may be subject to more abrupt or erratic price movements.
•
Foreign Investments  — The Small Cap Value Fund also is subject to the risks associated with securities of foreign issuers and non-dollar securities that are not normally associated with dollar-denominated securities of domestic issuers. The risks associated with such securities normally will be greatest when the Fund invests in issuers located in emerging countries. These risks are discussed in detail under the caption "Higher Risk Securities" later in this Prospectus and in the SAI.

The risks associated with these and certain other higher-risk securities and practices that the Fund may utilize, are described in more detail later in this Prospectus and in the SAI.

Performance Information

How well has the Small Cap Value Fund performed since its inception?

The following bar chart provides an illustration of the performance of the Small Cap Value Fund since its inception. The bar chart is intended to show you the amount of variability the Small Cap Value Fund has experienced in its performance from year to year and is an indication of the degree of risk that is involved with investing in the Small Cap Value Fund.

Please remember that past performance is no indication or guarantee of the results the Small Cap Value Fund may achieve in the future. Future returns may be higher or lower than the returns that the Small Cap Value Fund has achieved in the past. Performance reflects expense limitations that are currently in effect. The performance information in the chart does not reflect the fees and charges associated with the Contracts. If these expense limitations were not in effect or if the fees and charges of the Contracts were included, the Fund's performance would have been reduced.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

PROTECTIVE SMALL CAP VALUE FUND Year by Year Total Return as of 12/31 Each Year
1995	6.46%
1996	20.22%
1997	32.20%
1998	-15.32%
1999	0.24%
		Return
Best Quarter	2nd Qtr 1999	29.39%
Worst Quarter	3rd Qtr 1998	-32.27%

The following table compares the average annual total returns of the Small Cap Value Fund with the performance of the Russell 2000 Value Index** and the Russell 2000 Index.***

Average Annual Total Return	1 Year	5 Years	Since Inception
Small Cap Value Fund	0.24%	7.51%	4.55	%*
Russell 2000 Value Index**	-1.49%	13.13%	10.35	%*
Russell 2000 Index***	21.26%	16.71%	14.33	%*

* From the commencement of investment operations on 3/14/94.

** The Russell 2000 Value Index, an unmanaged index of common stock prices, is replacing the Russell 2000 Index as the Small Cap Value Fund's performance benchmark. The Russell 2000 Value Index includes more value-oriented stocks and, therefore, is expected to be a better benchmark comparison for the Fund's performance. The Index figures do not reflect any fees or expenses.

*** The Russell 2000 Index is an unmanaged index of common stock prices. The Index figures do not reflect any fees or expenses.

PROTECTIVE GROWTH AND INCOME FUND

Investment Objective: Long-term growth of capital and growth of income

Investment Adviser: GSAM

Benchmark: S&P 500 Index

Investment Focus: Large capitalization U.S. equity securities with an emphasis on undervalued stocks

Investment Style: Value

[GRAPHIC OF RISK/RETURN METER]

Principal Investment Strategies:  Equity Securities.  The Fund invests, under normal circumstances, at least 65% of its total assets in equity securities that the Investment Adviser considers to have favorable prospects for capital appreciation and/or dividend-paying ability. Although the Fund will primarily invest in publicly traded U.S. securities, it may invest up to 25% of its total assets in securities of foreign issuers and non-dollar securities, including securities of issuers in emerging countries.

Other.  The Fund may also invest up to 35% of its total assets in fixed-income securities, such as government, corporate and bank debt obligations, that offer the potential to further the Fund's investment objective.

Principal Risks:  As with any fund that invests in stocks and also seeks income, the Growth and Income Fund is subject to market and interest rate risks, and the value of an investment in the Fund will fluctuate in response to stock market and interest rate movements. Loss of money is a risk of investing in this Fund. To the extent that it invests in certain securities, the Fund may be affected by additional risks relating to securities of foreign issuers and non-dollar securities and lower-rated debt securities.

The risks associated with these and certain other higher-risk securities and practices that the Fund may utilize, are described in more detail later in this Prospectus and in the SAI.

Business quality, conservative valuation, and thoughtful portfolio construction are the key elements of our value approach.

The Value Style

The Investment Adviser manages the Growth and Income Fund using a "value" investment style. Through intensive, hands-on research the Investment Adviser seeks to identify:

1.
Attractive valuation opportunities where:
•
The intrinsic value of the business is not reflected in the stock price
•
The stock price is overdiscounted due to a temporary event

2.
Well-positioned businesses that have:
•
Attractive returns on capital
•
Sustainable earnings and cash flow
•
Strong company management focused on long-term returns to shareholders

Performance Information

How well has the Growth and Income Fund performed since its inception?

The following bar chart provides an illustration of the performance of the Growth and Income Fund since its inception. The bar chart is intended to show you the amount of variability the Growth and Income Fund has experienced in its performance from year to year and is an indication of the degree of risk that is involved with investing in the Growth and Income Fund.

Please remember that past performance is no indication or guarantee of the results the Growth and Income Fund may achieve in the future. Future returns may be higher or lower than the returns that the Growth and Income Fund has achieved in the past. Performance reflects expense limitations that are currently in effect. The performance information in the chart does not reflect the fees and charges associated with the Contracts. If these expense limitations were not in effect or if the fees and charges of the Contracts were included, the Fund's performance would have been reduced.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

PROTECTIVE GROWTH AND INCOME FUND Year by Year Total Return as of 12/31 Each Year
1995	32.29%
1996	26.82%
1997	29.84%
1998	-2.92%
1999	5.99%
		Return
Best Quarter	2nd Qtr 1997	16.12%
Worst Quarter	3rd Qtr 1998	-15.42%

The following table compares the average annual total returns of the Growth and Income Fund with the performance of the S&P 500 Index.**

Average Annual Total Return	One Year	Five Years	Since Inception
Growth and Income Fund	5.99%	17.52%	14.55	%*
S&P 500 Index**	21.04%	28.54%	25.27	%*

* From the commencement of investment operations on 3/14/94.

** The S&P 500 Index is the Standard & Poor's Composite Index of 500 stocks, an unmanaged index of common stock prices. The S&P 500 Index figures do not reflect any fees or expenses.

PROTECTIVE INTERNATIONAL EQUITY FUND

Investment Objective:  Long-term capital appreciation

Investment Adviser:  Goldman Sachs Asset Management International ("GSAMI")

Benchmark:  MSCI EAFE Index (unhedged)

Primary Investment Focus:  Equity securities of companies organized outside the United States or whose securities are principally traded outside the United States.

Investment Style:  Active International

[GRAPHIC OF RISK/RETURN METER]

Principal Investment Strategies:  The Fund invests, under normal circumstances, substantially all, and at least 65% of its total assets in equity securities of companies that are organized outside the United States or whose securities are principally traded outside the United States. The Fund intends to invest in companies with public stock market capitalizations that are larger than $1 billion at the time of investment. The Fund may allocate its assets among countries as determined by the Investment Adviser from time to time provided that the Fund's assets are invested in at least three foreign countries, other than the U.S.

The Fund expects to invest a substantial portion of its assets in the securities of issuers located in the developed countries of Western Europe and in Japan. However, the Fund may also invest in the securities of issuers located in Australia, Canada, and New Zealand, and in emerging countries. Currently, emerging countries include, among others, most Latin American, African, Asian and Eastern European nations.

Other.  The Fund may also invest up to 35% of its total assets in fixed-income securities such as government, corporate and bank debt obligations.

Principal Risks:  The Fund is subject to market risk, securities in which the Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Loss of money is a significant risk of investing in this Fund. In addition to the risks that are described above with regard to equity securities in general, the Fund also is subject to the following risks:

•
Foreign Investments — The International Equity Fund may invest the majority of its assets in securities of issuers that are organized outside of the United States. Investing in securities of foreign issuers and non-dollar securities may involve risks that are not normally associated with dollar-denominated securities of domestic issuers. The risks associated with such securities normally will be greatest when the Fund invests in issuers located in emerging countries. These risks are discussed in detail under the caption "Higher Risk Securities" later in this Prospectus and in the SAI.

Performance Information

How well has the International Equity Fund performed since its inception?

The following bar chart provides an illustration of the performance of the International Equity Fund since its inception. The bar chart is intended to show you the amount of variability the International Equity Fund has experienced in its performance from year to year and is an indication of the degree of risk that is involved with investing in the International Equity Fund.

Please remember that past performance is no indication or guarantee of the results the International Equity Fund may achieve in the future. Future returns may be higher or lower than the returns that the International Equity Fund has achieved in the past. Performance reflects expense limitations that are currently in effect. The performance information in the chart does not reflect the fees and charges associated with the Contracts. If these expense limitations were not in effect or if the fees and charges of the Contracts were included, the Fund's performance would have been reduced.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

PROTECTIVE INTERNATIONAL EQUITY FUND Year by Year Total Return as of 12/31 Each Year
1995	19.66%
1996	19.00%
1997	4.42%
1998	20.65%
1999	33.11%
		Return
Best Quarter	4th Qtr 1999	22.03%
Worst Quarter	3rd Qtr 1998	-13.53%

The following table compares the average annual total returns of the International Equity Fund with the performance of the MSCI EAFE (unhedged) Index** and the FT/S&P Actuaries Europe & Pacific Index (unhedged).***

Average Annual Total Return	1 Year	5 Years	Since Inception
International Equity Fund	33.11%	19.02%	15.33	%*
MSCI EAFE (unhedged) Index**	27.29%	13.14%	11.51	%* A
FT. S&P Actuaries E&P Index***	30.27%	12.66%	11.13	%* A

* From the commencement of investment operations on 3/14/94.

** The MSCI EAFE Index, an unmanaged index of common stock prices, is replacing the FT/S&P Actuaries Europe & Pacific Index ("EuroPac") as the International Equity Fund's performance benchmark. The MSCI AEFE Index is widely used throughout the investment management industry to represent the investment opportunities available to a large-cap, developed country international equity strategy and, in the Investment Adviser's opinion, is a more appropriate benchmark against which to measure the performance of the International Equity Fund. The Index figures do not reflect any fees or expenses.

*** The unmanaged EuroPac Index is a market capitalization-weighted composite of approximately 1,500 stocks from 20 countries in Europe and the Asia-Pacific region. The Index figures do not reflect any fees or expenses.

A Performance for the benchmark is not available for the period 3/14/94 (commencement of investment operations) through 3/31/94. For that reason, performance is shown from 4/1/94.

PROTECTIVE GLOBAL INCOME FUND

Investment Objective: High total return, emphasizing current income, and, to a lesser extent, providing opportunities for capital appreciation

Investment Adviser: GSAMI

Benchmark: J.P. Morgan Global Government Bond Index (hedged)

Primary Investment Focus: Fixed income securities of U.S. and foreign issuers

[GRAPHIC OF RISK/RETURN METER]

Principal Investment Strategies:  The Fund invests primarily in a portfolio of high quality fixed-income securities of U.S. and foreign issuers (including non-dollar securities) and enters into transactions in foreign currencies. Under normal market conditions, the Fund will:

•
invest at least 30% of its total assets in securities, after considering the effect of currency positions, denominated in U.S. dollars;
•
invest in securities of issuers from at least three different countries; and
•
seek to meet its investment objective by pursuing investment opportunities in foreign and domestic fixed-income securities markets and by engaging in currency transactions to seek to enhance returns and to seek to hedge its portfolio against fluctuations in currency exchange rates.

The Fund may invest more than 25% of its total assets in the securities of corporate and government issuers located in each of Canada, Germany, Japan, and the United Kingdom as well as in the securities of U.S. issuers. Not more than 25% of the Fund's total assets will be invested in securities of issuers in any other single foreign country. The Fund may also invest up to 10% of its total assets in securities of issuers in emerging countries.

The Investment Adviser applies a team approach that emphasizes risk management and capitalizes on Goldman Sachs' extensive research capabilities.

Fixed Income Investment Philosophy:

Active Management Within a Risk-Managed Framework

The Investment Adviser employs a disciplined, multi-step process to evaluate potential investments:

1. Sector Allocation — The Investment Adviser assesses relative value of different investment sectors (such as U.S. corporate, asset-backed and mortgage-backed securities) to create investment strategies that meet the Fund's objectives.

2. Security Selection — In selecting securities for the Fund, the Investment Adviser draws on the extensive resources of Goldman Sachs, including fixed-income research professionals.

3. Yield Curve Strategies — The Investment Adviser adjusts the term structure of the Fund based on its expectations of changes in the shape of the yield curve while closely controlling the overall duration of the Fund.

The Investment Adviser de-emphasizes interest rate predictions as a means of generating incremental return. Instead, the Investment Adviser seeks to add value through the selection of particular securities and investment sector allocation as described above.

The Fund may invest in the following fixed-income securities:

•
U.S. Government Securities and custodial receipts therefor
•
Securities issued or guaranteed by a foreign government or any of its political subdivisions, authorities, agencies, instrumentalities, or by supranational entities
•
Corporate debt securities
•
Certificates of deposit and bankers' acceptances issued or guaranteed by, or time deposits maintained at, U.S. or foreign banks (and their branches wherever located) with total assets of more than $1 billion
•
Commercial paper
•
Mortgage-backed securities and asset-backed securities

Duration (under normal interest rate conditions):  Duration approximates a Fund's sensitivity to changes in interest rates. Typically, the higher the duration, the more sensitive the Fund will be to changes in interest rates.

Target Duration = J.P. Morgan Global Government Bond Index (hedged) plus or minus 2.5 years
Maximum Duration = 7.5 years

Expected Approximate Interest Rate Sensitivity:  Six-year government bond

Credit Quality:

Minimum — BBB or Baa at time of purchase. At least 50% of total assets = AAA or Aaa.

Securities will either be rated by a Nationally Recognized Statistical Rating Organization or, if unrated, determined by the Investment Adviser to be of comparable quality.

Principal Risks:  As with any fund that invests in fixed-income securities, the Global Income Fund is subject to considerable credit risk and interest rate risk. The value of an investment in the Fund will fluctuate in response to movements in prevailing interest rates. Loss of money is a significant risk of investing in this Fund. This Fund also is subject to certain additional risks, including:

•
Non-Diversification Risk — The Global Income Fund is "non-diversified" as that term is defined under the Investment Company Act of 1940, as amended (the "Act"). It may invest more than 25% of its total assets in securities of a limited number of issuers in the same industry or geographic region. As a result, the Fund may be more susceptible to developments affecting the securities of any single issuer held in its portfolio, and may be more susceptible to greater loss because of these developments.

  Notwithstanding the status of the Global Income Fund under the Act, the Global Income Fund is still subject to the diversification requirements that arise under federal tax law. For more information see "Taxes" in the SAI.

•
Foreign Investments — The Global Income Fund is subject to the risks associated with securities of foreign issuers and non-dollar securities that are not normally associated with dollar-denominated securities of domestic issuers. The risks associated with such securities normally will be greatest when the Fund invests in issuers located in emerging countries.

The risks associated with these and certain other higher-risk securities and practices that the Fund may utilize, are described later in this Prospectus and in the SAI.

Performance Information

How well has the Global Income Fund performed since its inception?

The following bar chart provides an illustration of the performance of the Global Income Fund since its inception. The bar chart is intended to show you the amount of variability the Global Income Fund has experienced in its performance from year to year and is an indication of the degree of risk that is involved with investing in the Global Income Fund.

Please remember that past performance is no indication or guarantee of the results the Global Income Fund may achieve in the future. Future returns may be higher or lower than the returns that the Global Income Fund has achieved in the past. Performance reflects expense limitations that are currently in effect. The performance information in the chart does not reflect the fees and charges associated with the Contracts. If these expense limitations were not in effect or if the fees and charges of the Contracts were included, the Fund's performance would have been reduced.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

PROTECTIVE GLOBAL INCOME FUND Year by Year Total Return as of 12/31 Each Year
1995	16.94%
1996	9.48%
1997	9.94%
1998	10.40%
1999	-1.20%
		Return
Best Quarter	3rd Qtr 1998	5.67%
Worst Quarter	2nd Qtr 1999	-1.68%

The following table compares the average annual total returns of the Global Income Fund with the performance of the J.P. Morgan Global Government Bond Index (hedged).***

Average Annual Total Return	One Year	Five Years	Since Inception
Global Income Fund	-1.20%	8.95%	7.53%*
J.P. Morgan Global Government Bond Index***	0.72%	9.75%	8.10%**

* From the commencement of investment operations on 3/14/94.

** Performance of the benchmark is not available for the period 3/14/94 (commencement of investment operations) through 3/31/94. For that reason, performance is shown from 4/01/94.

*** The J.P. Morgan Global Government Bond Index (hedged), an unmanaged index, does not reflect any fees or expenses.

HOW THE FUNDS ACHIEVE THEIR OBJECTIVES

While each Fund has its own investment objective, policies, and restrictions, each Fund may, for temporary defensive purposes to preserve capital, invest all (35% for CORE U.S. Equity Fund) of their assets in cash and/or money market instruments. During periods when a Fund adopts such a defensive strategy, the Fund may not achieve its investment objective and the investment returns the Fund is able to achieve may be lower than returns the Fund may have achieved otherwise. Also, each Fund's investment objective, and all policies not specifically designated as fundamental, are nonfundamental and may be changed by the Company's board of directors without shareholder approval.

In selecting securities for a Fund, GSAM and GSAMI (each an "Investment Adviser" and together the "Investment Advisers") do not consider the portfolio turnover rate as a limiting factor. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which must be borne by a Fund and its shareholders. See "Financial Highlights" for a statement of the Fund's historical portfolio turnover rates.

Protective Investment Advisors, Inc. ("PIA") serves as the Company's investment manager (the "Investment Manager") and is responsible for overall management of the Company. PIA has engaged GSAMI, an affiliate of Goldman Sachs & Co. ("Goldman Sachs"), as Investment Adviser to provide day-to-day portfolio management for the Protective International Equity Fund and the Protective Global Income Fund. PIA also has engaged GSAM, a unit of the Investment Management Division of Goldman Sachs, as Investment Adviser to provide day-to-day portfolio management for each of the other Funds.

Terms Used in This Prospectus

Equity Securities:  Equity securities include common stock, preferred stock, securities convertible or exchangeable into common stock, including convertible debt securities, convertible preferred stock and warrants or rights to acquire common stock.

Foreign Issuers:  (1) Companies organized outside the United States; (2) companies whose securities are principally traded outside of the United States; and (3) foreign governments and agencies or instrumentalities of foreign governments.

Fixed Income Securities:  Bonds and notes (such as corporate and government debt obligations), mortgage-backed securities, asset-backed securities and structured securities that pay fixed or variable rates of interest, debt obligations that are issued at a discount from face value (i.e., have an imputed rate of interest), and preferred stock or other securities that pay dividends.

Non-Dollar Securities:  Securities denominated or quoted in a foreign currency or paying income in foreign securities.

PRINCIPAL RISKS OF THE FUNDS

Understanding Risk

The risk/return chart below illustrates the relative degree of short-term risk for diversified portfolios of securities of the various types indicated. In general, the potential for long-term gain is directly related to the level of short-term risk that an investor is willing to accept. In other words, as short-term risk increases so to does the potential for long-term gains. Short-term risk refers to the likely volatility of a mutual fund's total return and its potential for gain or loss over a relatively short time period. Potential long-term gains refer to anticipated increases in a mutual fund's average annual total return over a relatively long time period, such as 20 years. While historic performance is no guarantee of future results, historically, accepting greater short-term risk often has lead to greater average annual total returns over long time periods. Accordingly, an investor should consider his or her investment time horizon (the length of time that an investor expects to hold an investment) in deciding how much short-term risk to accept. The longer the time horizon, the more short-term risk he or she may consider accepting to achieve his or her investment goals.

[GRAPHIC OF RISK/RETURN METER]

Loss of money is a risk of investing in each Fund. An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The following information summarizes some of the important risks that apply to the Funds and may result in a loss of your investment. None of the Funds should be relied upon as a complete investment program. There can be no assurance that a Fund will achieve its investment objective.

Risk	CORE U.S. Equity	Capital Growth	Small Cap Value	International Equity	Growth and Income	Global Income Fund

Call				X	X	X

Non-Diversification						X

Credit/Default	X	X	X	X	X	X

Extension						X

Foreign	X	X	X	X	X	X

Emerging Countries	X	X	X	X	X	X

U.S. Government Securities						X

Interest	X		X	X	X	X

Real Estate Investment Trusts ("REIT")	X	X	X	X	X

Stock	X	X	X	X	X

Small Cap Stock			X

Derivatives	X	X	X	X	X	X

Management	X	X	X	X	X	X

Market	X	X	X	X	X	X

Liquidity	X	X	X	X	X	X

Geographic				X		X

Risks That Apply to Certain Funds

•
Call Risk — The risk that an issuer will exercise its right to pay principal on an obligation held by a Fund (such as a mortgage-backed security) earlier than expected. This may happen when there is a decline in interest rates. Under these circumstances, a Fund may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower yielding securities.

•
Non-Diversification Risk — The Global Income Fund is non-diversified, meaning that the Fund is permitted to invest more of its assets in fewer issuers than "diversified" mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and may be more susceptible to greater losses because of these developments. In addition, the Global Income Fund may invest more than 25% of its total assets in the securities of corporate and government issuers located in each of Canada, Germany, Japan and the United Kingdom, as well as in the securities of U.S. issuers. Concentration of the Fund's investment in such issuers will subject the Fund, to a greater extent than if investments were less concentrated, to losses arising from adverse developments affecting those issuers or countries.

•
Extension Risk — The risk that an issuer will exercise its right to pay principal on an obligation held by a Fund (such as a mortgage-backed security) later than expected. This may happen when there is a rise in interest rates. Under these circumstances, the value of the obligation will decrease, and a Fund will also suffer from the inability to invest in higher yielding securities.

•
U.S. Government Securities Risk — The risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

•
REIT Risk — Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs whose underlying properties are concentrated in a particular industry or geographic region are also subject to risks affecting such industries and regions. The securities of REITs involve greater risk than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable a Fund to effect sales of an advantageous time or without a substantial drop in price.

•
Small Cap Stock — The securities of small capitalization stocks involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. The securities of such issuers may lack sufficient market liquidity to enable a Fund to effect sales at an advantageous time or without a substantial drop in price.

•
Stock Risk — The risk that stock prices have historically risen and fallen in periodic cycles. As of the date of this Prospectus, U.S. stock markets and certain foreign stock markets were trading at or close to record high levels. There is no guarantee that such levels will continue.

Risks that Apply to All Funds:

•
Credit/Default Risk — The risk that an issuer or guarantor of fixed-income securities held by a Fund (which may have low credit ratings) may default on its obligation to pay interest and repay principal.

•
Derivatives Risk — The risk that loss may result from a Fund's investments in options, futures, swaps, structured securities and other derivative instruments. These instruments may be leveraged so that small price changes may produce disproportionate losses to a Fund.

•
Emerging Countries Risk — The securities markets of Asian, Latin American, Eastern European, African and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investment in equity securities of issuers located in Russia and certain other emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. These risks are not normally associated with investment in more developed countries.

•
Foreign Risk — The Risk that when a Fund invests in securities of foreign issuers and in non-dollar accessible, it will be subject to special risks not typically associated with domestic issuers. Loss may result because of less government regulation, less public information and less economic, political and social stability. Loss also may result from the imposition of exchange controls, confiscations, and government restrictions. A Fund will also be subject to the risk of negative foreign currency rate fluctuations. Foreign risks will normally be greatest when a Fund invests in issuers located in emerging countries.

•
Interest Rate Risk — The risk that when interest rates increase the value of fixed-income securities held by a Fund will decline. Long-term fixed-income securities will normally have more price volatility because of this risk than short-term securities.

•
Liquidity Risk — The risk that a Fund will not be able to pay redemption proceeds within the time period stated in this Prospectus, because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. Funds that invest in small capitalization stocks, REITs and emerging country issues will be especially subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities within these investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions whether or not accurate.

•
Management Risk — The risk that a strategy used by the Investment Adviser may fail to produce the intended results.

•
Market Risk — The risk that the value of securities (principally equity securities) in which a Fund invests may increase or decrease in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods.

•
Geographic Risk — Concentration of the investments in the International Equity Fund and the Global Income Fund in issuers located in a particular country or region will subject the Fund, to a greater extent than if investments were less concentrated, to the risks of adverse securities markets, exchange rates and social, political, regulatory or economic events which may occur in that country or region.

While the chart set forth above summarizes the principal types of risk that each Fund is subject to, each Fund also is subject to certain additional risks, including risks that relate to specific securities that each Fund may invest in. More information about the Fund's portfolio securities and investment techniques, and their associated risks, is contained in the section entitled "Higher Risk Securities and Techniques" later in this Prospectus and the SAI. You should consider the investment risks discussed in this section and in the SAI. Both are important to your investment choice.

HIGHER RISK SECURITIES AND TECHNIQUES

In addition to the securities and techniques that are described over the next several pages, the SAI also contains information about additional securities in which the Funds invest in and investment techniques that the Funds follow in seeking to achieve their respective investment objectives.

Risks of Investing in Small Capitalization Companies

The Small Cap Value Fund may invest in small capitalization companies. Historically, small market capitalization stocks and stocks of recently organized companies have been more volatile in price than the larger market capitalization stocks included in the S&P 500 Index. As a result, investing in the securities of such companies involves greater risk and the possibility of greater portfolio price volatility. Among the reasons for the greater price volatility of these small company and unseasoned stocks are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such stocks. Small company stocks may be thinly traded and may have to be sold at a discount from current market prices or sold in small lots over an extended period of time. In addition, these securities are subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities in these investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions whether or not accurate. Because of the lack of sufficient market liquidity, the Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Small companies also often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. The transaction costs associated with small company stocks are often higher than those of larger capitalization companies. Investments in small capitalization companies may be more difficult to price precisely than other types of securities because of their characteristics and lower trading volumes.

Risks of Foreign Investments

Foreign investments may offer potential benefits that are not available from investments exclusively in equity securities of domestic issuers quoted in U.S. dollars. Foreign countries may have economic policies or business cycles different from those of the United States, and markets for foreign securities do not necessarily move in a manner parallel to U.S. markets.

Investing in the securities of foreign issuers and non-dollar securities involves, however, special risks, including those set forth below, which are not typically associated with investing in securities of U.S. issuers denominated in U.S. dollars. Such investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, if the currency in which a Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

The introduction of a single currency, the euro, on January 1, 1999 for participating nations in the European Economic and Monetary Union presents unique uncertainties, including the legal treatment of certain outstanding financial contracts after January 1, 1999 that refer to existing currencies rather than the euro; the establishment and maintenance of exchange rates for currencies being converted into the euro; the fluctuation of the euro relative to non-euro currencies during the transition period from January 1, 1999 to December 31, 2001 and beyond; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries that now are or in the future become members of the European Union may have an impact on the euro. These or other factors, including political and economic risks, could cause market disruptions before or after the introduction of the euro, and could adversely affect the value of securities held by the Funds. Because of the number of countries using this single currency, a significant portion of the foreign assets held by the Funds may be denominated in the euro.

Brokerage commissions, custodial services, and other costs relating to investment in international securities markets generally are more expensive than in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains), limitations on the removal of funds or other assets of the Funds, political or social instability or diplomatic developments which could affect investments in those countries.

Concentration of a Fund's assets in one of a few countries and currencies will subject a Fund to greater risks than if a Fund's assets were not geographically concentrated.

Investments in ADRs, EDRs and GDRs

Many securities of foreign issuers are represented by ADRs, EDRs and GDRs. ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities of foreign corporations. GDRs are receipts issued by non U.S. financial institutions evidencing an arrangement similar to ADRs. Generally, ADRs, in registered form, are designed for trading in U.S. securities markets and GDRs, issued in either registered or bearer form, are designed for trading on a global basis. EDRs are receipts issued by non-U.S. financial institutions evidencing an arrangement similar to ADRs. Generally, EDRs, in bearer form, are designed for trading in European securities markets. The Funds may invest in ADRs and GDRs and, except for the CORE U.S. Equity Fund, may invest in EDRs. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a foreign correspondent bank. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States on exchanges or over-the-counter and are sponsored and issued by domestic banks. In general, there is a large, liquid market in the United States for ADRs quoted on a national securities exchange or the NASD's national market system. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject. EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in non-U.S. securities markets. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

Depository receipts do not eliminate all the risk inherent in investing in the securities of foreign issuers. To the extent that a Fund acquires depository receipts through banks which do not have a contractual relationship with the foreign issuer of the security underlying the receipt to issue and service such Depository receipts, there may be an increased possibility that the Fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. The market value of depository receipts is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the receipts and the underlying securities are quoted. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. However, by investing in Depository receipts rather than directly in the stock of foreign issuers, a Fund may avoid currency risks during the settlement period for either purchases or sales.

Risks of Emerging Countries

The Capital Growth Fund, Small Cap Value Fund, International Equity Fund, Growth and Income Fund and Global Income Fund may invest in securities of issuers located in countries with emerging economies and or securities markets. These countries are generally located in the Asia-Pacific region, Eastern Europe, Latin and South America and Africa. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of these countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks of foreign investment, generally including the risks of nationalization or expropriation of assets, may be heightened. See "Higher Risks Securities and Techniques — Risks of Foreign Investments" above. In addition, unanticipated political or social developments may affect the values of a Fund's investments in those countries and the availability to the Fund of additional investments in those countries.

A Fund's purchase or sale of portfolio securities in certain emerging markets may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on aggregate trading volume by or holdings of a Fund, the Adviser and its affiliates and their respective clients and other service providers. A Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees that may limit investment in such countries or increase the administrative cost of such investments. For example, certain Asian countries require government approval prior to investments by foreign persons or limit investment by foreign persons to a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by a Fund. The repatriation of both investment income and capital from certain emerging countries is subject to restrictions such as the need for government consents. Due to restrictions on direct investment in equity securities in certain Asian countries, it is anticipated that a Fund may invest in such countries through other investment funds in such countries.

Many emerging countries have experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation, which have had a negative effect on the economies and securities markets of such emerging countries. Economies in emerging countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Many emerging countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging countries. Unanticipated political or social developments may result in sudden and significant investment losses. Investing in emerging countries involves greater risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investment and on repatriation of capital invested.

Settlement procedures in emerging countries are frequently less developed and reliable than those in the United States and often may involve a Fund's delivery of securities before receipt of payment for their sale. In addition, significant delays are common in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for a Fund to value its portfolio securities and could cause a Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities that the Fund has delivered or due to the Fund's inability to complete its contractual obligations.

The small size and inexperience of the securities markets in certain emerging countries and the limited volume of trading in securities in those countries may also make the Capital Growth, Small Cap Value, International Equity, Growth and Income or Global Income Funds' investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the United States, Japan and most Western European countries), and these Funds may be required to establish special custody or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

Currently, there is no market or only a limited market for many management techniques and instruments with respect to the currencies and securities markets of emerging market countries. Consequently, there can be no assurance that suitable instruments for hedging currency and market-related risks will be available at the times when a Fund wishes to use them.

A Fund's investments in emerging countries may also be subject to withholding or other taxes, which may be significant and may reduce the return from an investment in such country to the Fund.

Foreign Currency Transactions Generally

Because investment in foreign issuers will usually involve currencies of foreign countries, and because the Capital Growth Fund, Small Cap Value Fund, International Equity Fund, Growth and Income Fund and Global Income Fund may have currency exposure independent of their securities positions, the value of the assets of these Funds as measured in U.S. dollars will be affected by changes in foreign currency exchange rates.

An issuer of securities purchased by a Fund may be domiciled in a country other than the country in whose currency the instrument is denominated or quoted. The International Equity and Global Income Funds may also invest in securities quoted or denominated in the European Currency Unit ("ECU"), which is a "basket" consisting of specified amounts of the currencies of certain of the twelve member states of the European Economic Community. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Economic Community from time to time to reflect changes in relative values of the underlying currencies. In addition, these two Funds may invest in securities quoted or denominated in other currency "baskets."

Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, a Fund's net asset value to fluctuate as well. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the U.S. or abroad. The market in forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. To the extent that a substantial portion of a Fund's total assets, adjusted to reflect the Fund's net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries.

In addition to investing in securities denominated or quoted in a foreign currency, certain of the five Funds listed above may engage in a variety of foreign currency management techniques. These Funds may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Investment Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date, (e.g., the Investment Adviser may anticipate the foreign currency to appreciate against the U.S. dollar). The Funds will incur costs in connection with conversions between various currencies.

Forward Foreign Currency Exchange Contracts

The Capital Growth Fund, Small Cap Value Fund, International Equity Fund, Growth and Income Fund, and Global Income Fund may purchase or sell forward foreign currency exchange contracts for hedging purposes. The International Equity and Global Income Funds also may use the contracts to seek to increase total return when the Investment Adviser anticipates that the foreign currency will appreciate or depreciate in value, but securities denominated or quoted in that currency do not present attractive investment opportunities and are not held in the Fund's portfolio. When purchased or sold for the purpose of increasing total return, forward foreign currency exchange contracts are considered speculative. In addition, these five Funds may enter into forward foreign currency exchange contracts in order to protect against anticipated changes in future foreign currency, exchange rates. The International Equity Fund and Global Income Fund may engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted if the Investment Adviser determines that there is a pattern of correlation between the two currencies.

All five of these Funds may enter into contracts to purchase foreign currencies to protect against an anticipated rise in the U.S. dollar price of securities it intends to purchase. They may enter in contracts to sell foreign currencies to protect against the decline in value of its foreign currency denominated or quoted portfolio securities, or a decline in the value of anticipated dividends from such securities, due to a decline in the value of foreign currencies against the U.S. dollar. Contracts to sell foreign currency could limit any potential gain which might be realized by a Fund if the value of the hedged currency increased.

If a Fund enters into a forward foreign currency exchange contract to sell foreign currency to increase total return or to buy foreign currency for any purpose, the Fund will be required to place cash or liquid assets in a segregated account with the Fund's custodian in an amount equal to the value of the Fund's total assets committed to the consummation of the forward contract. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the segregated account so that the value of the account will equal the amount of the Fund's commitment with respect to the contract.

Forward contracts are subject to the risk that the counterparty to such contract will default on its obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the current market price. A Fund will not enter into such transactions unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is considered to be investment grade by the Adviser.

Options on Foreign Currencies

The Capital Growth Fund, Small Cap Value Fund, International Equity Fund, Growth and Income Fund and Global Income Fund may purchase and sell (write) put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign portfolio securities and anticipated dividends on such securities and against increases in the U.S. dollar cost of foreign securities to be acquired. The International Equity and Global Income Funds may use options on currency to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates for a different currency, if there is a pattern of correlation between the two currencies. As with other kinds of option transactions, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received. A Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs. In addition, the International Equity and Global Income Funds may purchase call or put options on currency to seek to increase total return when the Adviser anticipates that the currency will appreciate or depreciate in value, but the securities quoted or denominated in that currency do not present attractive investment opportunities and are not held in the Fund's portfolio. When purchased or sold to increase total return, options on currencies are considered speculative. Options on foreign currencies to be written or purchased by these Funds will be traded on U.S. and foreign exchanges or over-the-counter. See "Options on Securities and Securities Indices" in the SAI for a discussion of the liquidity risks associated with options transactions.

Foreign Government Securities

Foreign government securities are debt obligations of governments and governmental agencies located outside of the United States, including those of emerging countries.

Investment in sovereign debt obligations by certain Funds involves risks not present in debt obligations of corporate issuers. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due in accordance with the terms of such debt, and a Fund may have limited recourse to compel payment in the event of a default.

A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by:

•
Its cash flow situation
•
The extent of its foreign currency reserves
•
The availability of sufficient foreign exchange on the date a payment is due
•
The relative size of the debt service burden to the economy as a whole
•
The sovereign debtor's policy toward international lenders
•
The political constraints to which a sovereign debtor may be subject

Periods of economic uncertainty may result in the volatility of market prices of sovereign debt, and in turn a Fund's NAV, to a greater extent than the volatility inherent in debt obligations of U.S. issuers.

Mortgage-Backed and Asset-Backed Securities

Mortgage-backed securities are securities that represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Certain Funds may also invest in stripped mortgage-

backed securities ("SMBS") (including interest only and principal only securities). SMBS are derivative securities and are usually structured with two different classes: one receiving substantially all of the interest payments and the other receiving substantially all of the principal payments from a pool of mortgage loans.

Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Such asset pools are securitized through the use of special purpose trusts or corporations. Principal and interest payments may be credit enhanced by a letter of credit, a pool insurance policy or a senior/subordinated structure.

If the underlying mortgage loans experience different than anticipated prepayments of principal, the Fund may fail to recoup fully its initial investment in these securities and thus, lose money. SMBS have additional risks. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from mortgage loans are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped. The Fund's investments in SMBS may require the Fund to sell portfolio securities to generate sufficient cash to satisfy certain income distribution requirements.

Convertible Securities

Convertible securities are preferred stock or debt obligations that are convertible into common stock. Convertible securities have both equity and debt or fixed-income risk characteristics. Convertible securities in which a Fund invests are subject to the same rating criteria as its other investments in fixed-income securities. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like an income security, tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock.

Convertible securities rank senior to common stocks in an issuer's capital structure and, consequently, present less risk than the issuer's common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.

Derivative Investments

A Fund's transactions, if any, in options, futures, options on futures, swaps, structured securities and currency transactions involve additional risk of loss. Loss can result from a lack of correlation between changes in the value of hedging instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques to seek to increase total return may be regarded as a speculative practice and involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices. A Fund's use of certain derivative transactions may be limited by the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company.

Lower-Rated Fixed-Income Securities

Debt securities rated BBB or higher by Standard & Poor's or Baa or higher by Moody's are considered "investment grade." Securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers' capacity to pay interest and repay principal. A security will be deemed to have met a rating requirement if it receives the minimum required rating from at least one such rating organization even though it has been rated below the minimum rating by one or more other rating organizations, or if unrated by such rating organizations, determined by the Investment Adviser to be of comparable credit quality.

If a security satisfies a Fund's minimum rating requirement at the time of purchase and is subsequently downgraded below such rating, the Fund will not be required to dispose of such security. This is so even if the downgrade causes the average credit quality of the Fund to be lower than that stated in the Prospectus. Furthermore, during this period, the Investment Adviser will only buy securities at or above the Fund's average rating requirement. If a downgrade occurs, the Investment Adviser will consider what action, including the sale of such security, is in the best interests of a Fund and it shareholders.

Certain Funds may invest in fixed-income securities rated BB or Ba or below (or comparable unrated securities) which are commonly referred to as "junk bonds." Junk bonds are considered predominantly speculative and may be questionable as to principal and interest payments.

In some cases, junk bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, investment in such bonds will present greater speculative risks than those associated with investment in investment grade bonds. Also, to the extent that the rating assigned to a security in a Fund's portfolio is downgraded by a rating organization, the market price and liquidity of such security may be adversely affected.

For more information about the investments of the Funds, please refer to the SAI.

Short-Term Trading

Other than the Global Income Fund, no Fund expects to trade in securities for short-term gain. However, an Investment Adviser may engage in such activity at any time with regard to any Fund. To the extent that a Fund engages in frequent trading, the portfolio turnover rate for such a Fund will be higher than a Fund that does not engage in frequent trading. A high rate of portfolio turnover (100% or higher) involves correspondingly greater expenses that must be borne by a Fund and the Fund's shareholders and may, under certain circumstances, make it more difficult for a Fund to qualify as a regulated investment company under the Code. For more information concerning the federal tax implications of frequent trading, please refer to the section entitled "Taxes" in the SAI.

PRINCIPAL INVESTMENT SECURITIES AND TECHNIQUES

The following table shows each Fund's investment limitations with respect to certain higher risk securities and practices as a percentage of portfolio assets.

	CORE U.S. Equity		Capital Growth		Small Cap Value		International Equity		Growth and Income		Global Income Fund

Investment Practices

Borrowings	33	1/3	33	1/3	33	1/3	33	1/3	33	1/3	33	1/3

Credit and Interest Rate Swaps*	—		—		—		—		—		•

Cross-Hedging of Currency	—		—		—		•		—		•

Currency Options and Futures	—		—		—		—		—		•

Currency Swaps*	—		—		—		•		—		•

Custodial Receipts	•		•		•		•		•		•

Equity Swaps*	15		15		15		15		15		—

Futures Contracts and Options on Futures Contracts	•[1]		•		•		•		•		•

Foreign Currency Transactions**	•		•		•		•		•		•

Interest Rate Caps Floors and Collars	—		—		—		—		—		•

Mortgage Dollar Rolls	—		—		—		—		—		•

Mortgage Swaps*	—		—		—		—		—		•

Options on Foreign Currencies [2]	•		•		•		•		•		•

Options on Securities and Securities Indices [3]	—		•		•		•		•		•

Repurchase Agreements	•		•		•		•		•		•[7]

Securities Lending	33	1/3	33	1/3	33	1/3	33	1/3	33	1/3	33	1/3

Short Sales Against the Box	—		25		25		25		25		—

Unseasoned Companies	•		•		•		•		•		•

Warrants and Stock Purchase Rights	•		•		•		•		•		—

When Issued Securities and Forward Contracts	•		•		•		•		•		•

Yield Curve Options	—		—		—		—		—		•

•    No policy limitation on usage; limited only by the objectives and strategies of the Fund.

—    Not permitted.

10  Percent of total assets (italic type)

10  Percent of net assets (roman type)

1
The CORE U.S. Equity Fund may enter into futures transactions only with respect to the S&P 500 Index.
2
May purchase and sell call and put options.
3
May sell covered call and put options and purchase call and put options.
*
Limited to 15% of net assets (together with other illiquid securities) for all structured securities which are not deemed to be liquid and all swap transactions.
**
Limited by the amount the Fund is permitted to invest in foreign securities.

Note
   Foreign currency options should be permitted for all Funds

	CORE U.S. Equity		Capital Growth		Small Cap Value		International Equity		Growth and Income		Global Income Fund

Investment Securities

American, European and Global Depository Receipts	•[4]		•		•		•		•		—

Asset-Backed and Mortgage-Backed Securities [14]	—		•		•		•		•		•

Bank Obligations [14]	•		•		•		•		•		•

Convertible Securities [5],[14]	•		•		•		•		•		—

Corporate Debt Obligations [14]	•[6]		•		•		•		•		•

Equity Securities	90	+	90	+	65	+	65	+	65	+	—

Emerging Country Securities	—		10	[10]	25	[10]	•		25	[10]	10	[10]

Fixed Income Securities [11]	10	[6]	10		35	[13]	35		35		•

Foreign Securities [9]	•[8]		10	[10]	25	[10]	•		25	[10]	•

Foreign Government Securities [14]	—		—		—		•		—		•

Investment Company Securities [12]	10		10		10		10		10		10

Non-Investment Grade Fixed Income Securities	—		10	[9]	35	[9]	35	[9]	10	[9]	—

Real Estate Investment Trusts	•		•		•		•		•		—

Structured Securities*	•		•		•		•		•		•

Temporary Defensive Investments	35		100		100		100		100		100

U.S. Government Securities [14]	•		•		•		•		•		•

Zero Coupon Bonds	—		•		•		•		•		•

•  No policy limitation on usage; limited only by the objectives and strategies of the Fund.

—  Not permitted

10  Percent of total assets (italic type)

10  Percent of net assets (roman type)

4
The CORE U.S. Equity Fund may not invest in European Depository Receipts.
5
The CORE U.S. Equity Fund has no minimum rating criteria for convertible securities, and all other Funds use the same rating criteria for convertible and non-convertible debt securities.
6
Cash equivalents only.
7
These Funds may enter into repurchase agreements collateralized by securities issued by foreign governments.
8
Equity securities of foreign issuers must be traded in the United States.
9
Securities of foreign issuers and non-dollar securities.
10
The Capital Growth Fund, Small Cap Value Fund, Growth and Income Fund and Global Income Fund may invest in the aggregate up to 10%, 25% to 25%, and 10% respectively, of its total assets in foreign securities, including emerging country securities.
11
Except as noted under "Non-Investment Grade Fixed Income Securities" fixed-income securities must be investment grade (i.e., BBB or higher by Standard & Poor's or Baa or higher by Moody's).
12
Includes World Equity Benchmark Shares and Standard & Poor's Depository Receipts and other exchange-traded funds.
13
The Small Cap Value Fund may invest in the aggregate up to 35% of the total assets in (1) the equity securities of companies with public stock market capitalizations in excess of $1 billion at the time of investment; and (2) fixed-income securities.
14
Limited by the amount the Fund is permitted to invest in fixed-income securities.

MANAGEMENT OF THE FUNDS

Directors and Officers

The Company's board of directors is responsible for deciding matters of general policy and reviewing the actions of the Investment Manager and the Adviser, the custodian, accounting and administrative services provider and other providers of services to the Company. The officers of the Company supervise its daily business operations. The SAI contains more information about the management of the Company and the Funds.

Investment Manager

Protective Investment Advisors, Inc. (formerly, Investment Distributors Advisory Services, Inc.) located at 2801 Highway 280 South, Birmingham, Alabama 35223, is the investment manager of the Company and its Funds. PIA has managed the Company and the Funds since 1994. The Company is the sole mutual fund client of PIA.

For its services to the Company, the Investment Manager receives a monthly management fee. The fee is based upon average daily net assets of each Fund and is accrued daily and paid to the Investment Manager at the following annual rates for each of the Funds:

Fund	Management Fee	Aggregate Management Fees Paid to PIA During the Fiscal Year Ended December 31, 1999
CORE U.S. Equity Fund	0.80%	$2,511,534
Capital Growth Fund	0.80%	$1,655,084
Small Cap Value Fund	0.80%	$710,400
International Equity Fund	1.10%	$2,010,216
Growth and Income Fund	0.80%	$2,926,943
Global Income Fund	1.10%	$705,383

The investment management agreement does not place limits on the operating expenses of the Company or of any Fund. However, the Investment Manager has voluntarily undertaken to pay any such expenses (but not including brokerage or other portfolio transaction expenses or expenses of litigation, indemnification, taxes or other extraordinary expenses) to the extent that such expenses, as accrued for each Fund, exceed the following percentages of that Fund's estimated average daily net assets on an annualized basis: CORE U.S. Equity Fund, 0.80%, Capital Growth Fund, 0.80%, Small Cap Value Fund, 0.80%, International Equity Fund, 1.10%, Growth and Income Fund, 0.80%, and Global Income Fund, 1.10%. This reduction of expenses will increase the yield or total return of the Funds for any period for which it remains in effect. The Investment Manager may withdraw this undertaking to pay expenses as to any or all of the Funds upon 120 days notice to the Company.

See "Investment Manager" in the SAI for more detailed information about the investment management agreement.

Investment Advisers

Investment Adviser	Fund

Goldman Sachs Asset Management ("GSAM") 32 Old Slip New York, New York 10005	CORE U.S. Equity Capital Growth Small Cap Value Growth and Income

Goldman Sachs Assets Management International ("GSAMI") Procession House 55 Ludgate Hill London EC4A M7JW England	International Equity Global Income

As of September 1, 1999, the Investment Management Division ("IMD") was established as a new operating division of Goldman Sachs. This newly created entity includes GSAM, and GSAMI. Goldman Sachs registered as an investment adviser in 1981. GSAMI, a member of the Investment Management Regulatory Organization Limited since 1990 and a registered investment adviser since 1991, is an affiliate of Goldman Sachs. The Goldman Sachs Group, L.P., which controlled the Investment Advisers, merged into the Goldman Sachs Group, Inc. as a result of an initial public offering. As of December 31, 1999, GSAM and GSAMI, along with other units of IMD, had assets under management of $258.5 billion.

The Investment Advisers provide day-to-day advice as to the Funds' portfolio transactions. The Investment Advisers make the investment decisions for the Funds and place purchase and sale orders for the Funds' portfolio transactions in the U.S. and foreign markets. As permitted by applicable law, these orders may be directed to any brokers, including Goldman Sachs and its affiliates. While each Investment Adviser is ultimately responsible for the management of the Funds, they are able to draw upon the research and expertise of their asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. In addition, each Investment Adviser has access to the research and certain proprietary technical models developed by Goldman Sachs, and will apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities.

M. Roch Hillenbrand, a Managing Director of Goldman Sachs the Head of Global Equities for GSAM, overseeing the United States, Europe, Japan, and non-Japan Asia. In this capacity, he is responsible for managing the group as it defines and implements global portfolio management processes that are consistent, reliable and predictable. Since 1981, Mr. Hillenbrand has been President of Commodities Corporation LLC, of which Goldman Sachs is the parent company. Over the course of his 19-year career at Commidities Corporation, Mr. Hillenbrand has had extensive experience in dealing with internal and external investment managers who have managed a range of futures and equities strategies across multiple markets, using a variety of styles.

Value Team (Small Cap Value Fund and Growth and Income)

Value Team:

  •
  Thirteen portfolio managers/analysts compose the Investment Adviser's value investment team.
  •
  Multi-sector focus provides a balanced perspective.
  •
  Across all value products, the Investment Adviser leverages the industry research expertise of its small, mid and large cap investment teams.

Name and Title	Fund Responsibility	Years Primarily Responsible	Five Year Employment History
Eileen A. Aptman Vice President	Portfolio Manager — Small Cap Value	Since 1997	Ms. Aptman joined GSAM as a research analyst in 1993. She became a portfolio manager in 1996.
Matthew B. McLennan Vice President	Portfolio Manager — Small Cap Value	1996	Mr. McLennan joined GSAM as a research analyst in 1995 and became a portfolio manager in 1996. From 1994 to 1995, he worked in the Investment Banking Division of Goldman Sachs in Australia. From 1991 to 1994, Mr. McLennan worked at Queensland Investment Corporation in Australia.
Eileen Rominger Managing Director	Senior Portfolio Manager — Growth and Income Small Cap Value	Since 1999 1999	Ms. Rominger joined the Investment Adviser as a senior portfolio manager in 1999. From 1981 to 1999, she worked at Oppenheimer Capital, most recently as a senior portfolio manager.

Quantitative Equity Team (CORE U.S. Equity Fund)

Quantitative Equity Team:

  •
  A stable and growing team supported by an extensive internal staff

  •
  Access to the research ideas of Goldman Sachs' renowned Global Investment Research Department

  •
  More than $23 billion in equities currently under management

Name and Title	Fund Responsibility	Years Primarily Responsible	Five Year Employment History
Melissa Brown Vice President and Product Manager for Quantitative Equities	Senior Portfolio Manager — CORE U.S. Equity	Since 1998	Ms. Brown joined GSAM as a portfolio manager in 1998. From 1984 to 1998, she was the director of Quantitative Equity Research and served on the Investment Policy Committee at Prudential Securities.
Kent A. Clark Managing Director	Senior Portfolio Manager — CORE U.S. Equity	Since 1996	Mr. Clark joined GSAM as a portfolio manager in the quantitative equity management team in 1992.
Robert C. Jones Managing Director	Senior Portfolio Manager — CORE U.S. Equity	Since 1991	Mr. Jones joined GSAM as a portfolio manager in 1989.
Victory H. Pinter Vice President	Senior Portfolio Manager — CORE U.S. Equity	Since 1996	Mr. Pinter joined GSAM as a research analyst in 1990. He became a portfolio manager in 1992.

Growth Equity Investment Team (Capital Growth Fund)

Growth Equity Investment Team:

  •
  19 year consistent investment style applied through diverse and complete market cycles

  •
  More than $20 billion in equities currently under management

  •
  More than 300 client account relationships

  •
  A portfolio management and analytical team with more than 160 years combined investment experience

Name and Title	Fund Responsibility	Years Primarily Responsible	Five Year Employment History

George D. Adler Vice President	Senior Portfolio Manager — Capital Growth	Since 1998	Mr. Adler joined GSAM as a portfolio manager in 1997. From 1990 to 1997, he was a portfolio manager at Liberty Investment Management, Inc. ("Liberty") and its predecessor firm, Eagle Asset Management ("Eagle") .
Robert G. Collins Vice President	Senior Portfolio Manager — Capital Growth	Since 1998	Mr. Collins joined GSAM as portfolio manager and Co-Chair of the Growth Equity Investment Committee in 1997. From 1991 to 1997, he was a portfolio manager at Liberty and its predecessor firm, Eagle.

Herbert E. Ehlers Managing Director	Senior Portfolio Manager — Capital Growth	Since 1998
Mr. Ehlers joined GSAM as a senior portfolio manager and Chief Investment Officer of the Growth Equity team in 1997. From 1994 to 1997, he was the Chief Investment Officer and Chairman of Liberty. From 1984 to 1994 he was a portfolio manager and President at Liberty's predecessor Firm, Eagle.
Gregory H. Ekizian Vice President	Senior Portfolio Manager — Capital Growth	Since 1998	Mr. Ekizian joined GSAM as portfolio manager and Co-Chair of the Growth Equity Investment Committee in 1997. From 1990 to 1997, he was a portfolio manager at Liberty and its predecessor firm, Eagle.
Scott Kolar Associate	Portfolio Manager — Capital Growth	Since 1999	Mr. Kolar joined the Investment Adviser as an equity analyst in 1997 and became a portfolio manager in 1999. From 1994 to 1997, he was an equity analyst and information systems specialist at Liberty.
David G. Shell Vice President	Senior Portfolio Manager — Capital Growth	Since 1998	Mr. Shell joined GSAM as a portfolio manager in 1997. From 1987 to 1997, he was a portfolio manager at Liberty and its predecessor firm, Eagle.
Ernest C. Segundo, Jr. Vice President	Senior Portfolio Manager — Capital Growth	Since 1998	Mr. Segundo joined GSAM as a portfolio manager in 1997. From 1992 to 1997, he was a portfolio manager at Liberty and its predecessor firm, Eagle.

International Equity Portfolio Management Team (International Equity Fund)

  •
  Global portfolio teams based in London, Singapore, Tokyo and New York. Local presence is a key to GSAMI's fundamental research capabilities

  •
  Teams manage over $44.7 billion in international equities for retail, institutional and high net worth clients

  •
  Focus on bottom-up stock selection as main driver of returns, though the teams leverage the asset allocation, currency and risk management capabilities of GSAM

Name and Title	Fund Responsibility	Years Primarily Responsible	Five Year Employment History

London-Based Management Team
David Dick Executive Director	Senior Portfolio Manager — International Equity	Since 1998
Mr. Dick joined GSAMI as a senior portfolio manager on the European Equity team in 1998. From 1990 to 1998, he was with Mercury Asset Management, ("Mercury") where he was a portfolio manager for European equity and was head of Mercury's European sector strategy.

Susan Noble Executive Director	Senior Portfolio Manager — International Equity	Since 1998
Ms. Noble joined the GSAMI as a senior portfolio manager and head of the European Equity Team in October 1997. From 1986 to 1997, she worked at Fleming Investment Management in London, where she most recently was Portfolio Management Director for the European equity investment strategy and process.
Andrew Orchard Executive Director	Senior Portfolio Manager — International Equity Fund	Since 1999
Andrew joined GSAMI as a portfolio manager in 1999. From 1994 to 1999 he was a portfolio manager at Morgan Grenfell Asset Management where he managed global equity portfolios and chaired Morgan Grenfell's Global Sector Committee.
Robert Stewart Executive Director	Senior Portfolio Manager — International Equity Fund	Since 1999
Robert joined GSAMI as a portfolio manager in 1996. He is a member of the European Equity Team. From 1996 to 1998, he was a portfolio manager in Japan where he managed Japanese Equity Institutional Portfolios. Prior to that Robert was a portfolio manager of CINMan from 1989 to 1996 where he managed international equities.
Danny Truell Executive Director	Senior Portfolio Manager — International Equity	Since 1998
Mr. Truell joined GSAMI as a senior portfolio manager and head of UK equities in 1998. From 1992 to 1996, he was Investment Banking Executive Director for SBC Warburg and Chief Asian Equity Strategist.
Singapore-Based Management Team
Alice Lui Vice-President	Portfolio Manager — International Equity	Since 1999	Ms. Lui joined GSAMI as a portfolio manager in 1990.
Ravi Shanker Vice-President	Senior Portfolio Manager — International Equity	Since 1999
Mr. Shanker joined GSAMI as an operations manager in 1997. From July 1996 to 1997, he worked for Goldman Sachs in Singapore as a strategic adviser for transactions involving infrastructure industries in Asia. From 1998 to 1996, he worked for Goldman Sachs as an investment banker in the Investment Banking Division.
Siew-Hua Thio Vice-President	Portfolio Manager — International Equity	Since 1998	Ms. Thio joined GSAMI as a portfolio manager in 1998. From 1997 to 1998, she was Head of Research for Indosuez WI Carr in Singapore. From 1993 fo 1997, she was a research analyst at the same firm.
Tokyo-Based Management Team
Shogo Maeda Managing Director	Senior Portfolio Manager — International Equity	Since 1998	Mr. Maeda joined GSAMI as a portfolio manager in 1994. From 1987 to 1994, he worked at Nomura Investment Management Incorporated as a Senior Portfolio Manager.

Fixed Income Portfolio Management Team (Global Income Fund)

Fixed Income Portfolio Management Team:

  •
  The fixed-income portfolio management team is comprised of a deep team of sector specialists

  •
  The team strives to maximize risk-adjusted returns by de-emphasizing interest rate anticipation and focusing on security selection and sector allocation

  •
  The team manages approximately $50.5 billion in fixed-income assets for retail, institutional and high net worth clients

Name and Title	Fund Responsibility	Years Primarily Responsible	Five Year Employment History
Stephen Fitzgerald Managing Director and Chief Investment Officer for International Fixed-Income	Senior Portfolio Manager — Global Income Fund	Since 1998	Mr. Fitzgerald joined GSAM in 1992 as a portfolio manager.
Phillip Moffitt Executive Director; Senior Currency Portfolio Manager	Portfolio Manager — Global Income Fund	Since 2000	Mr. Moffitt joined GSAM as a portfolio manager in 1999. Prior to joining GSAM, he worked for three years as a proprietary trader for Tokai Asia Ltd in Hong Kong. Before that Mr. Moffitt spent ten years with Bankers Trust Asset Management in Australia, where he was a Managing Director responsible for all active global fixed income funds as well as a member of the Asset Allocation Committee.
Andrew Wilson Managing Director	Portfolio Manager — Global Income Fund	Since 1998	Mr. Wilson joined GSAM in 1995 as a portfolio manager. Prior to his current position, he spent three years as an Assistant Director at Rothschild Asset Management, where he was responsible for managing global and international bond portfolios with specific focus on the U.S., Canadian, Australian and Japanese economies.
Jennifer Youde Executive Director Senior Portfolio Manager	Portfolio Manager — Global Income Fund	Since 2000	Ms. Youde joined GSAM in 1996 as a portfolio manager and is a member of the Global Bond Team. Prior to this, she was at CINMan for thirteen years, where she ran the Japanese and Far Eastern equity portfolios for six years, before taking over the management of the global bond and index-linked portfolios.
Kevin Zhao Executive Director	Senior Portfolio Manager — Global Income Fund	Since 2000	Mr. Zhao, an Executive Director and senior portfolio manager for international fixed income in the London office, transferred to Goldman Sachs International in December 1994 as a fixed income portfolio manager. From 1993 to 1994, he was a proprietary trader for Goldman Sachs International where he traded global bonds, currencies, equities.

Activities of Goldman Sachs and its Affiliates and Other Accounts Manager by Goldman Sachs

The involvement of the Investment Advisers, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to a Fund or limit a Fund's investment activities. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Funds and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Funds. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds. The results of a Fund's investment activities, therefore, may differ from those of Goldman Sachs and its affiliates and it is possible that a Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Funds may, from time to time, enter into transactions in which other clients of Goldman Sachs have an adverse interest. From time to time, a Fund's activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions.

YEAR 2000 DISCLOSURE

The Company shares computer hardware and software with Protective Life Insurance Company ("PLICO"), and other affiliates of PLICO.

As of March 31, 2000, the Company has had no Year 2000 issues which have impaired its operations. Although the Company believes it has made all of the modifications necessary for its systems to process transactions dated beyond 1999, it is possible that Year 2000 issues involving the Company or its service providers may emerge during 2000. Therefore, there can be no assurances that the Year 2000 issue will not otherwise adversely affect the Company.

Should some of the Company's systems become unavailable due to Year 2000 problems, in a reasonably likely worst case scenario, the Company could experience delays in its ability to perform certain functions, but does not expect to be unable to perform critical functions or to otherwise conduct business.

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

Each Fund intends to distribute substantially all of their net investment income annually. Each Fund also intends to annually distribute substantially all of its net realized capital gains. All income dividends and capital gain distributions made by a Fund will be reinvested in shares of that Fund at that Fund's net asset value.

DETERMINATION OF NET ASSET VALUE

The net asset value per share of each Fund is normally determined once daily as of the close of regular trading on the New York Stock Exchange, normally 4:00 p.m. New York time, on each day when the New York Stock Exchange is open, except as noted below. The New York Stock Exchange is scheduled to be open Monday through Friday throughout the year, except for certain federal and other holidays. The net asset value of each Fund is determined by dividing the value of the Fund's securities, cash, and other assets (including accrued but uncollected interest and dividends), less all liabilities (including accrued expenses but excluding capital and surplus) by the number of shares of the Fund outstanding.

The value of each Fund's securities and assets, except for certain short-term debt securities, is determined on the basis of their market values. Short-term debt securities having remaining maturities of sixty days or less are valued by the amortized cost method, which approximates market value. Investments for which market quotations are not readily available are valued at their fair value as determined in good faith by, or under authority delegated by, the Company's board of directors. See "Determination of Net Asset Value" in the SAI.

Foreign securities may trade in their local markets on days a Fund is closed. As a result, the NAV of a Fund that holds foreign securities may be impacted on days when investors may not purchase or redeem Fund shares.

TAXATION

For federal income tax purposes, each Fund will be treated as a separate entity. Each Fund intends to qualify each year as a "regulated investment company" under the Code. By so qualifying, a Fund will not be subject to federal income taxes to the extent that its net investment income and net realized capital gains are distributed to the separate accounts of insurance companies. Further, each Fund intends to meet certain diversification requirements applicable to mutual funds underlying variable insurance products.

The shareholders of the Funds are the separate accounts of Protective and PLAI. Under current law, owners of variable annuity contracts and variable life insurance policies that have invested in a Fund are not subject to federal income tax on Fund distributions or on gains realized upon the sale or redemption of Fund shares until they are withdrawn from the contracts or policies. For information concerning the federal tax consequences to the purchasers of the variable annuity contracts and variable life insurance policies, see the attached prospectus for such contract or policy.

For more information about the tax status of the Funds, see "Taxes" in the SAI.

FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand each Fund's financial performance over the life of the Fund. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Fund's financial statements, are included in the annual report, which is available upon request.

PROTECTIVE INVESTMENT COMPANY
FINANCIAL HIGHLIGHTS
Selected data for a share of capital stock outstanding throughout each period

	Year Ended
Global Income Fund
	12/31/99	12/31/98	12/31/97	12/31/96	12/31/95
Net asset value, beginning of period	$10.650	$10.134	$10.177	$10.074	$9.558

Income (loss) from investment operations:
Net investment income	0.496	0.422	0.558	0.628	0.607
Net realized and unrealized gain (loss)	(0.624)	0.631	0.455	0.310	0.968

Total from investment operations	(0.128)	1.053	1.013	0.938	1.575

Less Distributions:
From net investment income	0.000	(0.255)	(0.917)	(0.628)	(0.553)
In excess of net investment income	0.000	(0.000)	0.000	(0.036)	(0.323)
From net realized gain	(0.045)	(0.282)	(0.139)	(0.171)	(0.183)

Total distributions	(0.045)	(0.537)	(1.056)	(0.835)	(1.059)

Net asset value, end of period	$10.477	$10.650	$10.134	$10.177	$10.074

Total Return (a)	(1.20)%	10.40%	9.94%	9.48%	16.94%
Ratios & Supplemental Data
Net Assets, end of period (000's)	$63,817	$62,763	$48,833	$37,675	$31,085
Ratios to average net assets:
Net expenses (b)	1.10%	1.10%	1.10%	1.10%	1.10%
Gross expenses (b)	1.29%	1.28%	1.32%	1.42%	1.50%
Net investment income (b)	4.24%	4.71%	5.27%	5.71%	5.94%
Portfolio Turnover Rate	189%	194%	369%	214%	295%

	Year Ended
	12/31/99	12/31/98	12/31/97	12/31/96	12/31/95
International Equity Fund
Net asset value, beginning of period	$14.305	$12.452	$12.865	$11.045	$9.581

Income (loss) from Investment operations:
Net investment income	0.180	(0.018)	0.038	0.140	0.067
Net realized and unrealized gain (loss)	4.490	2.584	0.525	1.955	1.817

Total from investment operations	4.670	2.566	0.563	2.095	1.884

Less Distributions:
From net investment income	(0.054)	(0.006)	(0.238)	(0.005)	(0.076)
In excess of net investment income	0.000	0.000	0.000	0.000	(0.344)
From net realized gain	(0.243)	(0.707)	(0.738)	(0.270)	0.000

Total distributions	(0.297)	(0.713)	(0.976)	(0.275)	(0.420)

Net asset value, end of period	$18.678	$14.305	$12.452	$12.865	$11.045

Total Return (a)	33.11%	20.65%	4.42%	19.00%	19.66%
Ratios & Supplemental Data
Net Assets, end of Period (000's)	$224,935	$174,985	$131,887	$96,736	$58,842
Ratios to average net assets:
Net expenses (b)	1.10%	1.10%	1.10%	1.10%	1.10%
Gross expenses (b)	1.33%	1.39%	1.37%	1.38%	1.55%
Net investment income (b)	0.47%	0.37%	0.34%	0.52%	0.96%
Portfolio Turnover Rate	91%	79%	34%	38%	40%

	Year Ended
					For the Period 6/13/95* to 12/31/95
	12/31/99	12/31/98	12/31/97	12/31/96
Capital Growth Fund
Net asset value, beginning of period	$20.873	$15.820	$12.647	$10.613	$10.000

Income from investment operations:
Net investment income	0.025	0.081	0.104	0.134	0.080
Net realized and unrealized gain	5.697	5.427	4.243	2.209	0.613

Total from investment operations	5.722	5.508	4.347	2.343	0.693

Less Distributions:
From net investment income	0.000	(0.081)	(0.104)	(0.134)	(0.080)
In excess of net investment income	0.000	(0.000)	(0.000)	(0.002)	(0.000)
From net realized gain	(0.302)	(0.374)	(1.070)	(0.125)	0.000
In excess of net realized gain	0.000	0.000	0.000	(0.048)	0.000

Total distributions	(0.302)	(0.455)	(1.174)	(0.309)	(0.080)

Net asset value, end of period	$26.293	$20.873	$15.820	$12.647	$10.613

Total Return (a)	27.76%	34.76%	34.57%	22.05%	6.93%
Ratios & Supplemental Data
Net Assets, end of period (000's)	$268,155	$155,149	$75,042	$30,299	$10,716
Ratios to average net assets:
Net expenses (b)	0.80%	0.80%	0.80%	0.80%	0.80%
Gross expenses (b)	0.85%	0.86%	0.97%	1.02%	1.62%
Net investment income (b)	0.12%	0.54%	0.90%	1.54%	2.57%
Portfolio Turnover Rate	38%	28%	61%	35%	5%
	Year Ended
	12/31/99	12/31/98	12/31/97	12/31/96	12/31/95
Growth and Income Fund
Net asset value, beginning of period	$14.068	$15.762	$14.183	$12.197	$9.661

Income (loss) from investment operations:
Net investment income	0.221	0.193	0.132	0.266	0.246
Net realized and unrealized gain (loss)	0.615	(0.651)	4.030	2.987	2.854

Total from investment operations	0.836	(0.458)	4.162	3.253	3.100

Less Distributions:
From net investment income	(0.011)	(0.183)	(0.131)	(0.266)	(0.246)
From net realized gain	(0.177)	(1.053)	(2.452)	(1.001)	(0.318)
In excess of net realized gain	0.000	(0.000)	(0.000)	(0.000)	(0.000)

Total distributions	(0.188)	(1.236)	(2.583)	(1.267)	(0.564)

Net asset value, end of period	$14.716	$14.068	$15.762	$14.183	$12.197

Total Return (a)	5.99%	(2.92)%	29.84%	26.82%	32.29%
Ratios & Supplemental Data
Net Assets, end of period (000's)	$346,481	$388,290	$356,503	$210,587	$128,076
Ratios to average net assets:
Net expenses (b)	0.80%	0.80%	0.80%	0.80%	0.80%
Gross expenses (b)	0.86%	0.85%	0.85%	0.88%	0.93%
Net investment income (b)	1.41%	1.25%	0.88%	2.11%	2.36%
Portfolio Turnover Rate	116%	116%	69%	49%	55%

	Year Ended
	12/31/99	12/31/98	12/31/97	12/31/96	12/31/95
CORE U.S. Equity Fund
Net asset value, beginning of period	$22.157	$18.409	$15.437	$13.109	$9.839

Income (loss) from investment operations:
Net investment income	0.113	0.132	0.170	0.180	0.143
Net realized and unrealized gain (loss)	4.973	3.981	4.568	2.706	3.470

Total from investment operations	5.086	4.113	4.738	2.886	3.613

Less Distributions:
From net investment income	(0.003)	(0.133)	(0.165)	(0.180)	(0.143)
From net realized gain	(0.102)	(0.232)	(1.601)	(0.378)	(0.200)
In excess of net realized gain	0.000	0.000	0.000	0.000	0.000

Total distributions	(0.105)	(0.365)	(1.766)	(0.558)	(0.343)

Net asset value, end of period	$27.138	$22.157	$18.409	$15.437	$13.109

Total Return (a)	23.02%	22.33%	30.95%	21.94%	36.73%
Ratios & Supplemental Data
Net Assets, end of period (000's)	$371,539	$262,994	$177,210	$101,624	$56,723
Ratios to average net assets:
Net expenses (b)	0.80%	0.80%	0.80%	0.80%	0.80%
Gross expenses (b)	0.85%	0.85%	0.86%	0.91%	1.01%
Net investment income (b)	0.50%	0.71%	1.06%	1.44%	1.69%
Portfolio Turnover Rate	55%	48%	61%	34%	60%
	Year Ended
	12/31/99	12/31/98	12/31/97	12/31/96	12/31/95
Small Cap Value Fund
Net asset value, beginning of period	$8.657	$11.726	$10.022	$9.345	$8.951

Income (loss) from investment operations:
Net investment income	0.049	0.049	0.040	0.030	0.079
Net realized and unrealized gain (loss)	(0.028)	(1.885)	3.162	1.840	0.502

Total from investment operations	0.021	(1.836)	3.202	1.870	0.581

Less Distributions:
From net investment income	0.000	(0.051)	(0.038)	(0.030)	(0.079)
From net realized gain	(0.002)	(0.792)	(1.460)	(1.163)	(0.031)
In excess of net realized gain	0.000	(0.390)	0.000	0.000	(0.077)

Total distributions	(0.002)	(1.233)	(1.498)	(1.193)	(0.187)

Net asset value, end of period	$8.676	$8.657	$11.726	$10.022	$9.345

Total Return (a)	0.24%	(15.32)%	32.20%	20.22%	6.46%
Ratios & Supplemental Data
Net Assets, end of period (000's)	$81,213	$99,791	$107,984	$64,433	$43,830
Ratios to average net assets:
Net expenses (b)	0.80%	0.80%	0.80%	0.80%	0.80%
Gross expenses (b)	0.90%	0.89%	0.89%	0.94%	1.00%
Net investment income (b)	0.52%	0.45%	0.38%	0.31%	1.09%
Portfolio Turnover Rate	87%	96%	99%	100%	60%
*
Commencement of operations.
(a)
Total return is calculated assuming a purchase of shares at net asset value per share on the last day of the prior fiscal period and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for the purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund. Total return for a period of less than one year is not annualized. Total return would have been lower had Protective Life and Protective Investment Advisors, Inc. not reimbursed certain Fund expenses.
(b)
Annualized for periods less than one year.

ADDITIONAL INFORMATION ABOUT THE FUNDS

For investors who would like more information about the Funds and the Company, the following documents are available without charge upon request.

Statement of Additional Information (SAI)

The SAI contains additional information about all aspects of the Funds. A current SAI has been filed with the Securities and Exchange Commission the ("SEC") and is incorporated herein by reference. For a copy of the SAI, write or call the Company at the address or phone number listed below.

Information about the Funds (including the SAI) also may be reviewed and copied, upon payment of a duplicating fee, at the SEC's Public Reference Room in Washington, D.C. You also can obtain this information, upon payment of a duplicating fee, by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-6009. The SEC also maintains a Web site located at http://www.sec.gov that contains the SAI, material incorporated herein by reference, and other information regarding the Funds. For more information about the operation of the Public Reference Room, please call the SEC at 1-800-SEC-0330.

Annual and Semi-Annual Reports

The Funds' annual and semi-annual reports provide additional information about the Funds' investments. The annual report contains a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during the last fiscal year.

To obtain the SAI or the most recent annual or semi-annual report for the Funds you may write to Protective Investment Company at P.O. Box 10648, Birmingham, AL 35202-0648 or call us at 1-800-456-6330.

Investment Company Act File No. 811-8674

QuickLinks

FUND INVESTMENT OBJECTIVES AND STRATEGIES AND RISK/RETURN SUMMARIES
HOW THE FUNDS ACHIEVE THEIR OBJECTIVES
PRINCIPAL RISKS OF THE FUNDS
PRINCIPAL INVESTMENT SECURITIES AND TECHNIQUES
MANAGEMENT OF THE FUNDS
FINANCIAL HIGHLIGHTS
ADDITIONAL INFORMATION ABOUT THE FUNDS